                                SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X] Definitive Proxy Statement                   Commission Only (as permitted
[ ] Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

                        Aztec Technology Partners, Inc.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                     ------------------------------------
  (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                 [LOGO]

                                                   50 Braintree Hill Office Park
                                                  Braintree, Massachusetts 02184
                                                                  April 23, 1999

Dear Stockholder:

    It is my pleasure to invite you to the 1999 Annual Meeting of Stockholders of Aztec Technology Partners, Inc. The 1999 Annual Meeting will be held on Wednesday, June 2, 1999 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. At the meeting, stockholders will be asked to elect two Class II Directors and ratify the Company's selection of independent accountants.

    Your vote is important. To ensure that your shares will be represented at the meeting, please complete, sign, date and mail your proxy card to American Stock Transfer & Trust Company in the enclosed postage-paid envelope. If your shares are held in the name of a broker, bank or other holder of record, you will receive instructions from the holder of record which you must follow in order for your shares to be voted. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ James E. Claypoole

                                          James E. Claypoole
                                          Chairman, Chief Executive Officer
                                          and President

                        AZTEC TECHNOLOGY PARTNERS, INC.
                         50 BRAINTREE HILL OFFICE PARK
                         BRAINTREE, MASSACHUSETTS 02184
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 1999

    The Annual Meeting of Stockholders of Aztec Technology Partners, Inc. ("Aztec" or the "Company") will be held on Wednesday, June 2, 1999 at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 at 10:00 a.m., local time, to consider and act upon the following matters:

1.  To elect two Class II Directors to serve until the 2002 Annual Meeting.

2. To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on April 9, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open and may be examined at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

    A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

    All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Douglas R. Johnson
                                          --------------------------------------

                                          Douglas R. Johnson
                                          SECRETARY

Braintree, Massachusetts
April 23, 1999

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                        AZTEC TECHNOLOGY PARTNERS, INC.
                         50 BRAINTREE HILL OFFICE PARK
                         BRAINTREE, MASSACHUSETTS 02184
             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 1999

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 2, 1999 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

    The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-K for the interim fiscal year from April 26, 1998 to December 31, 1998 are being mailed to stockholders beginning on or about April 28, 1999.

VOTING SECURITIES AND VOTES REQUIRED

    At the close of business on April 9, 1999, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 22,016,405 shares of Common Stock of the Company. Stockholders are entitled to one vote per share.

    The presence or representation of holders of a majority of the number of shares of the capital stock of the Company issued, outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more matters) will be counted for purposes of determining whether a quorum is present.

    The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares present or represented and voting is required to ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

    Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting on any matter which requires the affirmative vote of the majority of the shares present or represented and voting on such matter, and will be counted as a vote against any matter which requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of April 11, 1999 with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and each person nominated to become a director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the business address of each of the following is 50 Braintree Hill Office Park, Braintree, Massachusetts 02184:

                                                                                      NUMBER OF
                                                                                      SHARES OF      PERCENTAGE OF
                                                                                        AZTEC            AZTEC
                                                                                     COMMON STOCK       COMMON
                                                                                     BENEFICIALLY        STOCK
  NAME AND ADDRESS OF BENEFICIAL OWNER                                                 OWNED(1)     OUTSTANDING(2)
----------------------------------------------------------------------------------  --------------  ---------------
EXECUTIVE OFFICERS AND DIRECTORS:
  James E. Claypoole (3)..........................................................        727,682           3.22%
  Douglas R. Johnson (4)..........................................................         23,199          *
  Ira Cohen (5)...................................................................         20,410          *
  Lawrence M. Howell (6)..........................................................        100,199          *
    Howell Capital
    177 Stuart Street, Suite 700
    San Francisco, CA 94105-1206
  Jonathan J. Ledecky (7).........................................................      1,277,906           5.58%
    Building One Services Corp.
    800 Connecticut Avenue, NW
    Suite 1111
    Washington, DC 20006
  Clifford Mitman, Jr. (8)........................................................         34,999          *
    Mitman Associates
    P.O. Box 543
    Cohasset, MA 02025
  Benjamin Tandowski..............................................................         11,402          *
    Professional Computer Solutions, Inc.
    3 University Place
    Suite 600
    Hackensack, NJ 07601
  All executive officers and directors as a group (seven persons) (9).............      2,195,797           9.33%
  OTHER 5% STOCKHOLDERS:
  The Baupost Group, L.L.C. (10)..................................................      3,732,150          16.95%
    44 Brattle Street, 5th Floor
    Cambridge, Massachusetts 02138
  Wanger Asset Management, L.P. (11)..............................................      2,030,000           9.22%
    227 West Monroe Street, Suite 3000
    Chicago, IL 60606

------------------------

*   Less than 1%.

 (1) The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 11, 1999 through the exercise of any stock option, warrant or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated each person or entity listed above has sole voting and investment power with respect to the shares listed.

 (2) Number of shares of Common Stock deemed outstanding includes 22,016,405 shares issued and outstanding as of April 11, 1999, plus any shares subject to options held by the referenced beneficial owner that such owner has the right to acquire within 60 days after such date.

 (3) Includes 550,103 shares subject to options exercisable within 60 days after April 11, 1999. Also includes 30,887 shares held in a Charitable Remainder Trust for which Mr. Claypoole disclaims beneficial ownership.

 (4) Includes 19,537 shares subject to options exercisable within 60 days after April 11, 1999.

 (5) Includes 19,537 shares subject to options exercisable within 60 days after April 11, 1999.

 (6) Includes 34,999 shares subject to options exercisable within 60 days after April 11, 1999.

 (7) Includes 865,121 shares subject to options exercisable within 60 days after April 11, 1999.

 (8) Includes 34,999 shares subject to options exercisable within 60 days after April 11, 1999.

 (9) Includes 1,524,296 shares subject to options exercisable within 60 days after April 11, 1999.

(10) Information is based on a Schedule 13G filed with the Securities and Exchange Commission on August 10, 1998, as amended on February 12, 1999, by The Baupost Group, L.L.C. (the "Baupost Group"). The Baupost Group is a registered investment advisor. The number of shares beneficially owned by this entity includes those purchased on behalf of a registered investment company and various limited partnerships. The Baupost Group reported that it has the sole power to vote or direct the vote of all 3,732,150 shares.

(11) Information is based on a Schedule 13G filed with the Securities and Exchange Commission on January 29, 1999, as amended on February 25, 1999, by Wanger Asset Management, L.P. ("Wanger Asset"). Wanger Asset is a registered investment advisor. The number of shares beneficially owned by this entity includes those purchased on behalf of discretionary clients of Wanger Asset. Wanger Asset reported that it has the sole power to vote or direct the vote of all 2,030,000 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely upon a review of reports submitted, and representations made to the Company, to the Company's knowledge, its directors and executive officers timely filed all required forms under Section 16(a) of the Exchange Act, except that Mr. Claypoole inadvertently filed one form late covering one purchase transaction.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    Pursuant to the Company's Amended and Restated Certificate of Incorporation and Amended and Restated By-laws, the Company has a classified Board of Directors consisting of one Class I Director, whose term expires in 2001, two Class II Directors, whose terms expire at the Annual Meeting, and two Class III Directors, whose terms expire in 2000 (in each case until their respective successors are elected and qualified). Mr. Ledecky presently serves as the Class I Director. Mr. Mitman and Dr. Tandowski presently serve as Class II Directors. Messrs. Howell and Claypoole presently serve as Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those whose terms are expiring. The Board of Directors has nominated Mr. Mitman and Dr. Tandowski for re-election as Class II Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

    The person(s) named in the enclosed proxy will vote each proxy to elect Mr. Mitman and Dr. Tandowski as Class II Directors, unless the proxy is marked otherwise.

    The Class II Directors will be elected to hold office until the 2002 Annual Meeting and until their successors are elected and qualified. The nominees have indicated their willingness to serve, if elected; however, if either or both of the nominees should be unable to serve, the person acting under the proxy may vote the proxy for substitute nominees. The Board of Directors has no reason to believe that the nominees will be unable to serve if elected.

    Following is certain information concerning each director, including his principal occupation and other business experience for the past five years, the names of other publicly held companies which such person serves as a director and such person's age and length of service.

                                                       DIRECTOR        PRINCIPAL OCCUPATION, OTHER BUSINESS EXPERIENCE
NAME                                      AGE           SINCE          DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS
------------------------------------      ---      ----------------  ---------------------------------------------------
NOMINEES FOR TERM EXPIRING IN 1999 (CLASS II DIRECTORS)

Clifford Mitman, Jr.................          60           May 1998  Mr. Mitman has been President since October 1991 of
                                                                     Mitman Associates, a firm that provides executive
                                                                     compensation and organization planning consulting
                                                                     services to a wide range of companies. Prior to
                                                                     October 1991, Mr. Mitman was a Vice President and
                                                                     Senior Consultant with the firms of Towers, Perrin
                                                                     and The Wyatt Company, both management consulting
                                                                     firms. Mr. Mitman graduated from Yale University
                                                                     and the Wharton School of Business.

Benjamin Tandowski..................          51           May 1998  Dr. Tandowski has served as Aztec's Chief
                                                                     Technology Officer since January 1999. Dr.
                                                                     Tandowski has served since 1985, and continues to
                                                                     serve, as President of Professional Computer
                                                                     Solutions, Inc., a wholly-owned subsidiary of Aztec
                                                                     and a provider of comprehensive enterprise
                                                                     solutions, which Dr. Tandowski founded in 1985.
                                                                     Previously, Dr. Tandowski was employed by Exxon
                                                                     Research and the Chemical and Plastics Division of
                                                                     Union Carbide, where he developed computing
                                                                     facilities for research. Dr. Tandowski holds a
                                                                     Ph.D. in mechanical engineering from the City
                                                                     University of New York, where he was a National
                                                                     Science Fellow.

DIRECTORS WHOSE TERM EXPIRES IN 2000 (CLASS III DIRECTORS)

James E. Claypoole*.................          65      February 1998  Mr. Claypoole is Chairman of the Board of
                                                                     Directors, Chief Executive Officer and President of
                                                                     Aztec. He was named Chief Executive Officer and
                                                                     Director of Aztec on February 12, 1998. He actively
                                                                     assumed the duties of those positions and became
                                                                     Chairman in June 1998 after the spin-off from U.S.
                                                                     Office Products Company ("U.S. Office Products").
                                                                     He became President of Aztec in July 1998. Mr.
                                                                     Claypoole founded and served as President of Bay
                                                                     State Computer Group ("Bay State"), an enterprise
                                                                     design and implementation company, from 1984 to
                                                                     March 1998, before Bay State became an operating
                                                                     company of Aztec. He served as Chairman of U.S.
                                                                     Office Products' Technology Solutions Division from
                                                                     October 1996 to June 1998.

Lawrence M. Howell..................          53           May 1998  Mr. Howell has been Managing Partner of Howell
                                                                     Capital, an investment banking advisory firm since
                                                                     January 1996. From January 1993 to January 1996,
                                                                     Mr. Howell was employed by Morgan Stanley & Co.
                                                                     Incorporated, an international investment banking
                                                                     firm, where he served as Managing Director and as
                                                                     Advisory Director; and he was employed by Goldman,
                                                                     Sachs & Co. from 1970 to 1993. Mr. Howell holds a
                                                                     Bachelor of Business Administration from the
                                                                     University of Texas and a Master of Business
                                                                     Administration from Southern Methodist University.
                                                                     Mr. Howell is a Director of ULTRADATA Corporation,
                                                                     an information management software company serving
                                                                     the financial institution industry.
------------------------

* Executive Officer

DIRECTOR WHOSE TERM EXPIRES IN 2001 (CLASS I DIRECTOR)

Jonathan J. Ledecky.................          41           May 1998  Mr. Ledecky currently serves as an employee of
                                                                     Aztec and other companies which, like Aztec, were
                                                                     spun off from U.S. Office Products in June 1998.
                                                                     Since June 1998, Mr. Ledecky has served as a member
                                                                     of the Board of Directors of each of the companies
                                                                     spun off from U.S. Office Products, consisting of,
                                                                     in addition to Aztec, Workflow Management, Inc.,
                                                                     Navigant International, Inc. and School Specialty,
                                                                     Inc. Mr. Ledecky founded U.S. Office Products, a
                                                                     diversified provider of office products and
                                                                     services, in October 1994, and served as its Chief
                                                                     Executive Officer until November 1997 and as
                                                                     Chairman of the Board until June 1998. Mr. Ledecky
                                                                     founded Building One Services Corp. (f/k/a
                                                                     Consolidation Capital Corporation), an investment
                                                                     management company, in February 1997 and currently
                                                                     serves as its Chairman of the Board and Chief
                                                                     Executive Officer. Mr. Ledecky also serves as a
                                                                     director of USA Floral Products, Inc., an importer
                                                                     and wholesaler of floral products, and since
                                                                     October 1997 as a director of UniCapital
                                                                     Corporation, a financial leasing company. Since
                                                                     June 1998, Mr. Ledecky has also served on the Board
                                                                     of Directors of Microstrategy Corporation, a
                                                                     decision support software company. Mr. Ledecky
                                                                     served from June 1991 to October 1994 as President
                                                                     and Chief Executive Officer of Legacy Dealer
                                                                     Capital Fund, Inc., a wholly-owned subsidiary of
                                                                     Steelcase Inc., a manufacturer of office furniture
                                                                     products.

EXECUTIVE OFFICERS

    In addition to Mr. Claypoole, the following individuals are executive officers of Aztec:

NAME                                      AGE                                    POSITION
------------------------------------      ---      ---------------------------------------------------------------------

Douglas R. Johnson..................          46   Executive Vice President, Chief Financial Officer, Treasurer and
                                                     Secretary

Ira Cohen...........................          45   Chief Operating Officer

    DOUGLAS R. JOHNSON has served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of Aztec since June 1998. Prior to coming to Aztec, during 1997 Mr. Johnson held the position of Vice President and Chief Financial Officer of Clam Associates Incorporated, an information technology services company. Mr. Johnson was Executive Vice President and Chief Financial Officer of Discreet Logic Incorporated, a computer software development and marketing company from 1995 to 1996. He also held the position of Vice President of Finance and Administration and Chief Financial Officer of Fusion Systems Corporation, a semiconductor equipment manufacturing company, from 1993 to 1995. Mr. Johnson is a Certified Public Accountant.

    IRA COHEN has served as Chief Operating Officer of Aztec since June 1998. From 1996 to April 1998, Mr. Cohen worked as an independent consultant. In addition, from September 1996 to June 1997 Mr. Cohen was the Chief Operating Officer of DataTrend, Inc., a computer remanufacturing company. Mr. Cohen founded Copley Management Associates, a technology management consulting company, in 1979. In 1984, Mr. Cohen merged Copley Management Associates with DataTrend to form Copley Systems, Inc. In 1993, after selling Copley Systems, Inc., Mr. Cohen was employed by CIC Systems as Chief Operating Officer of its Copley Division from 1993 through 1996.

LEGAL PROCEEDINGS

    On March 3, 1999, Professional Network Services, Inc. ("PNS"), an Aztec subsidiary, Philip Arturi, the President of PNS, and Bruce Torello, a PNS employee, sued U.S. Office Products, Jonathan Ledecky, a Director of Aztec and the former Chairman of U.S. Office Products, and Aztec. They claim approximately $2 million in damages in their three count complaint which arises from the exchange in September 1997 of the individual plaintiffs' stock in PNS for stock of U.S. Office Products. PNS was a subsidiary of Aztec when Aztec's Common Stock was distributed by U.S. Office Products on June 9, 1998 to U.S. Office Products' stockholders. Prior to the distribution, PNS was a subsidiary of U.S. Office Products. The plaintiffs allege that in February and May 1998 promises were made to them by or on behalf of one or more of the defendants that they would be compensated for the decline in the value of their U.S. Office Products stock following the exchange. The suit is pending in the United States District Court for the District of Connecticut.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    During the interim fiscal year from April 26, 1998 to December 31, 1998, the Board of Directors met nine times (including by telephone conference). Mr. Ledecky attended 66% of the meetings of the Board of Directors and all other Directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

    The Board of Directors has a standing Audit Committee which is charged with reviewing Aztec's annual audit, meeting with Aztec's independent accountants to review Aztec's internal control and financial management practices, and providing the opportunity for direct contact between the Company's independent accountants and the Board of Directors. The Audit Committee held six meetings during the interim fiscal year from April 26, 1998 to December 31, 1998. Messrs. Howell and Mitman are members of the Audit Committee. Mr. Howell is the Chairman of the Audit Committee.

    The Board of Directors has a standing Compensation Committee, which is charged with making recommendations to the Board of Directors regarding compensation of Aztec's executive officers, and administering the Company's stock option plans and its stock purchase plan. The Compensation Committee held five meetings during fiscal 1998. Messrs. Howell, Tandowski and Mitman were members of the Compensation Committee during fiscal 1998. Dr. Tandowski resigned from the Compensation Committee, effective January 1, 1999. Mr. Mitman is the Chairman of the Compensation Committee.

DIRECTOR COMPENSATION

    Aztec compensates non-employee directors $1,500 for attendance at quarterly Board of Directors meetings, $500 for participating in a telephonic Board of Directors meeting or committee meeting, and $1,000 for attendance at each in person Board of Directors meeting (other than a quarterly meeting) or committee meeting. The Company also reimburses directors' travel expenses incurred in attending meetings of the Board of Directors or meetings of committees of the Board of Directors.

    Non-employee directors of the Company receive stock options under the Company's Amended and Restated 1998 Non-Employee Director Stock Option Plan (the "Director Plan"). The Director Plan provides for the grant of options to purchase a maximum of 300,000 shares of Common Stock, 195,000 of which are currently available for future grant. The Director Plan is administered by the Board of Directors. On April 20, 1999, the Board of Directors voted to amend the Director Plan (i) to decrease the number of shares authorized for issuance upon initial election to the Board of Directors from 25,000 shares to 15,000 shares; and (ii) to provide that all options granted on or after April 20, 1999 under such plan shall be fully exercisable and vested on the date of grant. The Director Plan previously provided that options granted upon initial election vested upon the date of grant and were exercisable on the first anniversary of the date of grant and all other options vested 1/3 immediately and 1/3 on each successive anniversary of the date of grant. This change in the vesting schedule is in response to a proposed change in accounting treatment of options granted to directors which would impact charges to earnings of Aztec. Previously, non-employee directors were treated as employees for the purpose of determining the charge to earnings recorded upon the grant of options to non-employee directors. The Financial Accounting Standards Board has proposed that non-employee directors will no longer be treated as employees for this purpose. Accordingly, if the proposal is finalized, under Statement of Financial Accounting Standards 123, Aztec would need to value all non-employee director options and record a charge to earnings at their fair value. Thus, in order to minimize the consequences of the likely charge relating to these option grants, the Board of Directors approved the amendment modifying the vesting terms of the options granted pursuant to the Director Plan.

    As amended, the Director Plan provides that each non-employee director will receive an automatic grant of an option to purchase 15,000 shares of Common Stock upon initial election (for initial elections prior to the spin-off from U.S. Office Products, the date of grant was June 10, 1998) to the Board of Directors. In addition, an option to purchase 10,000 shares of Common Stock will be granted to each incumbent non-employee director on the date of each annual meeting of stockholders, if the director is serving in that capacity immediately following such annual meeting. An option to purchase 5,000 shares of Common Stock will also be granted to each non-employee director who is the chairperson of a committee of the Board of Directors upon initial appointment to such position (for appointments made prior to the spin-off from U.S. Office Products, the date of grant was June 10, 1998). An additional option to purchase 5,000 shares of Common Stock will be granted to each non-employee director who is the chairperson of a committee of the Board of Directors on the date of each annual meeting of stockholders, provided such director is serving as chairperson of that committee immediately following such annual meeting.

    Options granted under the Director Plan expire, with certain limitations, on the earlier of 90 days after such non-employee director ceases to serve as a director or 10 years from the date of grant. The option price for options granted under the Director Plan is equal to the fair market value of a share of Common Stock on the date of grant.

    Pursuant to the foregoing provisions, (i) on June 10, 1998, the Company granted 30,000 options each to Mr. Howell and Mr. Mitman, at an exercise price of $9.875; (ii) on September 25, 1998, the Company granted 15,000 options each to Mr. Howell and Mr. Mitman, at an exercise price of $5.50; (iii) on November 19, 1998, the Company granted 5,000 options to Mr. Mitman at an exercise price of $3.625; and (iv) on December 17, 1998, the Company granted 10,000 options to Mr. Howell at an exercise price of $3.90625. On June 2, 1999, the Company at its Annual Meeting will grant to Mr. Howell and Mr. Mitman options to purchase 25,000 and 20,000 shares, respectively. Grants on June 2, 1999 will include annual option grants and grants for committee chairmanships for Mr. Howell as chairman of the Strategic, Litigation and Audit Committees and for Mr. Mitman as chairman of the Search and Compensation Committees.

EXECUTIVE COMPENSATION

    The following table sets forth information with respect to the compensation paid by Aztec for services rendered during the interim fiscal year from April 26, 1998 to December 31, 1998 to the Chief Executive Officer and the two other most highly compensated executive officers of Aztec who earned in excess of $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                                 LONG TERM
                                                                                                            COMPENSATION AWARDS
                                                                       ANNUAL                           ---------------------------
                                                                  COMPENSATION (1)                      SECURITIES
                                                                --------------------       OTHER        UNDERLYING
NAME AND PRINCIPAL                                     FISCAL    SALARY                    ANNUAL         STOCK        ALL OTHER
  POSITION                                              YEAR       ($)      BONUS($)    COMPENSATION    OPTIONS(#)   COMPENSATION($)
-----------------------------------------------------  ------   ---------   --------   --------------   ----------   --------------
James E. Claypoole...................................   1998    $243,308(2) $ 60,000     $125,834(3)     572,185(4)    $ 8,000(5)
  Chairman, Chief Executive
  Officer and President
Douglas R. Johnson...................................   1998    $124,712(6) $ 30,000                      78,150(7)
  Executive Vice President,
  Chief Financial Officer,
  Treasurer and Secretary
Ira Cohen............................................   1998    $138,462(8) $ 10,000                      78,150(7)
  Chief Operating Officer

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total annual salary and bonus for the Named Officer for such year.

(2) Mr. Claypoole's annual salary is $375,000. Mr. Claypoole's salary was increased from $315,000 to $375,000 in June 1998.

(3) Consists of payments from U.S Office Products in a tender offer for shares of U.S. Office Products Common Stock at $27.00 per share in June 1998.

(4) Includes options to purchase 560,070 shares granted as part of the December 14, 1998 option exchange program. See "Option Exchange."

(5) Consists of payment of automobile expenses.

(6) Mr. Johnson's annual salary is $193,500. Mr. Johnson's salary was increased from $175,000 to $193,500 in October 1998.

(7) Represents options granted as part of the December 14, 1998 option exchange program. See "Option Exchange."

(8) Mr. Cohen's annual salary is $200,000.

STOCK OPTION GRANTS

    The following table sets forth certain information regarding options granted to the Named Officers during the interim fiscal year from April 26, 1998 to December 31, 1998.

                      OPTION GRANTS IN INTERIM FISCAL YEAR

                                                                   INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                               ---------------------------------------------------------          VALUE AT
                                                                       PERCENT OF                           ASSUMED ANNUAL RATES
                                                         NUMBER OF       TOTAL                                       OF
                                                         SECURITIES     OPTIONS     EXERCISE                    STOCK PRICE
                                                         UNDERLYING    GRANTED TO      OR                       APPRECIATION
                                                          OPTIONS      EMPLOYEES      BASE                  FOR OPTION TERM (3)
                                                          GRANTED      IN FISCAL     PRICE    EXPIRATION   ----------------------
NAME                                             DATE      (#)(1)       YEAR(2)      ($/SH)      DATE        5%($)       10%($)
---------------------------------------------  --------  ----------    ----------   --------  ----------   ----------  ----------
James E. Claypoole...........................   9/18/98    12,115         *         $   5.00   9/18/08     $   41,795  $  102,433
                                               12/14/98   538,570(4)    11.74%      $3.96875   6/10/08     $1,260,322  $3,148,541
                                               12/14/98    21,500(5)      *         $3.96875   4/28/07     $   42,787  $  103,425
Douglas R. Johnson...........................  12/14/98    78,150(6)     1.70%      $3.96875   6/10/08     $  182,881  $  456,874
Ira Cohen....................................  12/14/98    78,150(7)     1.70%      $3.96875   6/10/08     $  182,881  $  456,874

------------------------

*   Less than 1%

(1) Represents options granted pursuant to the Company's 1998 Stock Incentive Plan.

(2) Calculated based on the total number of options, 4,588,051, granted during the interim fiscal year from April 26, 1998 to December 31, 1998, including those options granted under the option exchange program and excluding previously granted options cancelled under the option exchange program. See "Option Exchange."

(3) Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the term. These values are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the optionholder's continued employment through the option period and the date on which the options are exercised.

(4) Represents options granted as part of the December 14, 1998 option exchange program. These options were granted in exchange for stock options granted on June 10, 1998 to purchase 1,033,723 shares of Aztec Common Stock at an exercise price of $9.875. See "Option Exchange."

(5) Represents options granted as part of the December 14, 1998 option exchange program. These options were granted in exchange for stock options granted on June 10, 1998 to purchase 48,974 shares of Aztec Common Stock at an exercise price of $10.70. See "Option Exchange."

(6) Represents options granted as part of the December 14, 1998 option exchange program. These options were granted in exchange for stock options granted on June 10, 1998 to purchase 150,000 shares of Aztec Common Stock at an exercise price of $9.875. See "Option Exchange."

(7) Represents options granted as part of the December 14, 1998 option exchange program. These options were granted in exchange for stock options granted on June 10, 1998 to purchase 150,000 shares of Aztec Common Stock at an exercise price of $9.875. See "Option Exchange."

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                               OPTIONS AT FISCAL YEAR          IN-THE-MONEY OPTIONS
                               SHARES                                  END(#)                AT FISCAL YEAR END($)(2)
                             ACQUIRED ON         VALUE       ---------------------------   -----------------------------
NAME                       EXERCISE(#)(1)     REALIZED(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-------------------------  ---------------   -------------   -----------   -------------   ------------   --------------
James E. Claypoole.......     None                 0            4,532         567,653            0               0
Douglas R. Johnson.......     None                 0                0          78,150            0               0
Ira Cohen................     None                 0                0          78,150            0               0

------------------------

(1) The Named Officers did not exercise any options in the fiscal year ended December 31, 1998.

(2) None of the unexercised options held by the Named Officers were in-the-money at fiscal year end December 31, 1998.

EMPLOYMENT CONTRACTS

    In June 1998, Aztec entered into an employment agreement with James E. Claypoole, as the Company's Chief Executive Officer. The employment agreement provides for an initial three-year term, which term may be extended by mutual agreement of the parties. Pursuant to the agreement, Mr. Claypoole is entitled to receive a base annual salary of $375,000, with an annual bonus of up to that amount at the discretion of the Compensation Committee. See "Report of the Compensation Committee on Executive Compensation." Aztec may terminate Mr. Claypoole's employment for "cause" (as "cause" is defined in the agreement). If Mr. Claypoole is terminated by the Company without "cause," the Company must pay a pro rata portion (based on (i) the number of days between the first day of the then current fiscal year and the date termination is effective; and (ii) his annual base salary) of Mr. Claypoole's "Severance Bonus Amount" plus an amount equal to his annual base salary through June 10, 2002. Under the employment agreement, "Severance Bonus Amount" for a fiscal year equals the average bonuses paid to Mr. Claypoole for the fiscal years preceding such fiscal year or $187,500, whichever is greater. Under the employment agreement, Mr. Claypoole was also granted a stock option to purchase 1,033,723 shares of Aztec's Common Stock at the exercise price of $9.875. On December 14, 1998, Mr. Claypoole, as part of the Company's option exchange program, exchanged the options granted to him under his employment agreement. Mr. Claypoole exchanged 10,126 incentive stock options for 5,276 incentive stock options and 1,023,597 nonstatutory stock options for 533,294 nonstatutory stock options each at an exercise price per share of $3.96875 and each is fully vested as of June 10, 1998 and 100% exercisable on June 10, 1999. See "Option Exchange."

    Aztec entered into an employment agreement with Mr. Ledecky, effective as of June 10, 1998. Under the employment agreement, Mr. Ledecky reports to the Board of Directors and senior management of Aztec. In such capacity, Mr. Ledecky provides high-level acquisition negotiation services and strategic business advice. Aztec can require Mr. Ledecky's performance of such services, consistent with his other contractual obligations to Building One Services Corp., U.S. Office Products and other companies. Under the employment agreement Mr. Ledecky's base annual salary was set at $48,000 and he was granted a stock option to purchase 1,660,500 shares of Aztec Common Stock at an exercise price of $9.875. On December 14, 1998, Mr. Ledecky, as part of the Company's option exchange program, exchanged the options granted to him under his employment agreement. Mr. Ledecky exchanged his option to purchase 1,660,500 shares of Aztec Common Stock for an option to purchase 865,121 shares of Aztec Common Stock at an exercise price per share of $3.96875. Mr. Ledecky's options are fully vested as of June 10, 1998 and 100% exercisable on June 10, 1999. See "Compensation Committee Report on Option Exchange." Under the terms of his employment agreement, Mr. Ledecky's option is exercisable immediately if Aztec accelerates the exercise schedule of options for substantially all management option holders. Mr. Ledecky also entered into an agreement with U.S. Office Products, effective June 10, 1998, which governs his continuing obligations to U.S. Office Products and portions of which were incorporated in his employment agreement with Aztec (the "Services Agreement"). Specifically, under his employment agreement, Aztec may terminate Mr. Ledecky's employment only for "cause" as "cause" is defined in the Services Agreement to consist of
(i) his conviction of or guilty or nolo contendere plea to a felony demonstrably and materially injurious to Aztec and resulting in a sentence of imprisonment or
(ii) his violation of any noncompetition provisions. In addition, under Mr. Ledecky's employment agreement with Aztec he is subject to the noncompetition and nonsolicitation provisions of the Services Agreement. Thus, until the later of one year after Mr. Ledecky leaves Aztec's employ or June 10, 2000, he may not, among other things, invest in or work for or on behalf of any business selling any products or services in direct competition with Aztec, within 100 miles of any Aztec office. However, Mr. Ledecky may serve in a policy making role at certain enumerated businesses.

OPTION EXCHANGE

    The following table sets forth certain information concerning the exchange of stock options held by the Named Officers since April 26, 1998. See "Compensation Committee Report Option Exchange."

                           TEN-YEAR OPTION REPRICING

                                           NUMBER OF                                                                LENGTH OF
                                           SECURITIES    NUMBER OF   MARKET PRICE      EXERCISE                  ORIGINAL OPTION
                                           UNDERLYING   SECURITIES    OF STOCK AT      PRICE AT                  TERM REMAINING
                                            OPTIONS     UNDERLYING      TIME OF         TIME OF         NEW        AT DATE OF
                                          REPRICED OR       NEW      REPRICING OR    REPRICING OR    EXERCISE     REPRICING OR
                                            AMENDED       OPTIONS      AMENDMENT       AMENDMENT       PRICE        AMENDMENT
NAME AND POSITION                DATE         (#)           (#)           ($)             ($)           ($)        (IN MONTHS)
-----------------------------  ---------  ------------  -----------  -------------  ---------------  ---------  -----------------
James E. Claypoole...........   12/14/98    1,033,723      538,570     $ 3.96875       $   9.875     $ 3.96875      114 months
  Chairman, Chief Executive     12/14/98       48,974       21,500     $ 3.96875       $   10.70     $ 3.96875      110 months
  Officer and President
Douglas R. Johnson...........   12/14/98      150,000       78,150     $ 3.96875       $   9.875     $ 3.96875      114 months
  Executive Vice President,
  Chief Financial Officer,
  Treasurer and Secretary
Ira Cohen....................   12/14/98      150,000       78,150     $ 3.96875       $   9.875     $ 3.96875      114 months
  Chief Operating Officer

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

GENERAL

    The Compensation Committee was established by the Board of Directors to administer and establish policies governing the Company's executive compensation and its stock option programs. The Company was an integral part of U.S. Office Products prior to the distribution by U.S. Office Products of the Company's Common Stock in June 1998. Prior to June 1998 the Company's compensation policies were established by U.S. Office Products. As a result, the Company's compensation polices are still evolving. In addition, under the terms under which its stock was distributed by U.S. Office Products the Company was committed to issue options to purchase approximately 3,601,364 shares of its Common Stock to Aztec employees formerly employed by U.S. Office Products, and to enter into employment agreements with Messrs. Claypoole and Ledecky. While these arrangements have benefited the Company by providing it with experienced employees and management, they have also limited the Compensation Committee's ability to effect its own polices regarding the Company's compensation plans.

    The Company's compensation polices are also significantly impacted by the fact that the Company operates in the area of information technology, one of the fastest growing business sectors and as a result one in which the competition for qualified employees is the most intense. Compensation in the information technology industry is heavily weighted in favor of stock options and the Compensation Committee's focus during this early period of the Company's existence has been to ensure that the Company's stock option programs are set to attract and retain outstanding employees.

    The Company has two stock option programs for its employees: the 1998 Stock Incentive Plan, which is intended primarily for key employees, and the 1998 Employee Stock Purchase Plan, which is available to all employees. The competitiveness of the 1998 Stock Incentive Plan has been adversely affected by the decline in the price of the Company's Common Stock over the last nine months from over $9.00 to under $2.00. The Company has effected an option exchange program in an effort to re-establish the competitiveness of this program. See "Compensation Committee Report on Option Exchange."

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE
  OFFICER

    Base salaries for executive officers are set at competitive market levels for their respective positions, levels of responsibility and experience. In February 1999, the Compensation Committee decided not to increase the 1999 base salaries for Mr. Cohen or for Mr. Johnson. Mr. Cohen and Mr. Johnson were, however, awarded bonuses for their services in 1998 of $10,000 and $30,000, respectively.

EXECUTIVE BONUS PLAN

    An executive cash bonus plan was established in February 1999. Prior to that date the Company had no formal bonus program. Under the terms of this plan Messrs. Cohen and Johnson could receive payments in addition to their base salaries. The target amount of these bonus payments is 40% of base salaries. The amount of the bonuses will depend on two factors: the degree to which the Company achieves its budgeted results for 1999 and the extent to which each of them has discharged assignments and achieved individual goals assigned to them during the year by the Chief Executive Officer. No bonuses will be paid if 1999 pre-tax income is less than the 1998 level. In addition to their base salaries and bonuses, both Mr. Cohen and Mr. Johnson have been granted stock options in 1998 and participated in the option exchange program. See "Compensation Committee Report on Option Exchange."

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    As described in detail under the heading "Employment Contracts," Mr. Claypoole's compensation as Chief Executive Officer is substantially governed by the terms of an Employment Agreement entered into on June 10, 1998 in connection with the distribution of the Company's Common Stock by U.S. Office Products. Under the terms of this agreement, Mr. Claypoole's base salary for 1998 was $375,000. As required by the terms of that agreement, in February 1999 the Compensation Committee reviewed but decided not to change Mr. Claypoole's base salary.

    In February 1999 the Compensation Committee reviewed Mr. Claypoole's performance during 1998. The Compensation Committee noted that stockholder value had decreased significantly since the spin-off in June 1998 and that Mr. Claypoole was a participant in the option exchange program. See "Compensation Committee Report on Option Exchange." In determining Mr. Claypoole's bonus for 1998 the Compensation Committee took into account that he had been active as the Company's Chief Executive Officer for only seven months (the period from the spin-off from U.S. Office Products in June 1998 to the end of 1998). During this period, the Company met expected revenue targets, concluded a lending arrangement with BankBoston, N.A., made three acquisitions, and successfully recouped substantially all money paid in one acquisition involving charges of fraud by the seller.

    The Compensation Committee determined that Mr. Claypoole's bonus should be substantially below a competitive level, and set this amount at $60,000. The amount of any bonus for 1999 will depend upon achievements of financial objectives for the year, the Chief Executive Officer's success in implementing Aztec strategy for increased service revenue, and his ability to fully integrate and coordinate Aztec's operations; however, no bonus will be paid if 1999 pre-tax income is less than the 1998 level.

COMPENSATION COMMITTEE REPORT ON OPTION EXCHANGE

    In November 1998, the Compensation Committee became concerned that the Company's outstanding stock options might not continue to provide the incentive and retention function for which those options had originally been issued because of the decline in the price of the Company's stock from over $9.00 in June of 1998 to $4.00 in November 1998. In response to this concern, a recognized executive compensation consulting firm analyzed the Company's existing stock options and reviewed stock option repricing strategies. This firm's report noted that, given the November 1998 stock price of $4.00, the option exercise price of all of Aztec's outstanding options were in excess of the current market price; the exercise price of 13% of the outstanding options was 125% of the then current market price; the exercise price of 68% of the outstanding options was 247% of the then current market price; the exercise price of 11% of the outstanding options was 268% of the then current market price, and the exercise price of 8% of the outstanding options was 385% of the then current market price. The report noted that any repricing of options could provide the Company with an opportunity to reduce the number of outstanding options. Prior to the option exchange, the number of outstanding options as a percentage of the Company's outstanding stock was 28.9%. This amount was in excess of the amount generally used in comparable companies.

    Inquiries conducted by the Compensation Committee indicated that other companies in the high technology industry had been confronted with this problem and had made adjustments to stock options in order to continue to motivate their employees. The Compensation Committee also concluded that the loss of key employees could have a significant adverse impact on the Company's performance.

    Based on these considerations, on December 9, 1998, the Compensation Committee determined that it was in the best interests of the Company and its stockholders to reduce the number of outstanding options while at the same time restoring the incentive nature of outstanding options held by employees (including executive officers) by offering holders of those options the opportunity to exchange their options for new options with an exercise price equal to the December 14, 1998 closing market price of $3.96875 per share. In determining the number of shares that would be subject to the terms of the new options, the Committee followed calculations of value under the Black-Scholes formula as calculated in the report of the executive compensation consulting firm. These calculations provided the option holder with the same present value before and after the exchange by reducing both the option exercise price and the number of shares subject to the options. All other terms and conditions applicable to the outstanding options remained the same.

    A majority of the Company's employee option holders elected to participate in the option exchange. The exchange was not offered to Non-Employee Directors. As a result, the number of shares of the Company's stock subject to outstanding options was reduced from approximately 6,368,345 shares or 28.9% of the Company's outstanding stock to 4,558,051 shares or approximately 20.7% of the Company's outstanding stock.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation's chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Currently, options granted under the 1998 Stock Incentive Plan with an exercise price equal to the fair market value of the Common Stock as of the date of grant qualify as performance based compensation. Such options are qualified as performance based because the 1998 Stock Incentive Plan is subject to a transition rule under Section 162(m) which expires at the Company's next annual meeting. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to amend the 1998 Stock Incentive Plan once the transition rule expires and structure additional portions of the Company's compensation program in a manner designed to permit deductibility for federal income tax purposes, except in those limited cases where the stockholder value is maximized by an alternative approach.

                                          Compensation Committee
                                          Clifford Mitman, Jr., Chairman
                                          Lawrence M. Howell

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Company's Compensation Committee are Messrs. Mitman and Howell. Dr. Tandowski, an employee of the Company, served on the Compensation Committee until his resignation effective January 1, 1999. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

COMPARATIVE STOCK PERFORMANCE

    The following graph compares the cumulative total stockholder return on the Common Stock of the Company from June 11, 1998(1) (the first full day of trading of the Common Stock of the Company) through December 31, 1998 with the cumulative total return on (i) the Russell 3000 Index and (ii) a Line-of Business Index consisting of companies in Aztec's Standard Industrial Classification (SIC) code number 7373-Computer Integrated System Design. The comparison assumes the investment of $100 on June 11, 1998 in the Company's Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            AZTEC TECHNOLOGY PARTNERS,
                       INC.               SIC CODE INDEX   RUSSELL 3000 INDEX
6/11/98                          $100.00          $100.00             $100.00
6/30/98                           $77.27          $115.92             $103.38
7/31/98                           $87.39          $114.81             $101.50
8/31/98                           $53.16           $91.56              $85.95
9/30/98                           $54.48          $113.43              $91.82
10/31/98                          $55.09          $122.62              $98.79
11/30/98                          $38.58          $147.75             $104.69
12/31/98                          $36.76          $191.15             $111.21
                                                  DOLLARS

                                            6/11/98      6/30/98      7/31/98      8/31/98      9/30/98     10/31/98     11/30/98
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Aztec Technology Partners, Inc..........      100.00        77.27        87.39        53.16        54.48        55.09        38.58
SIC Code Index..........................      100.00       115.92       114.81        91.56       113.43       122.62       147.75
Russell 3000 Index......................      100.00       103.38       101.50        85.95        91.82        98.79       104.69

                                           12/31/98
                                          -----------
Aztec Technology Partners, Inc..........       36.76
SIC Code Index..........................      191.15
Russell 3000 Index......................      111.21

(1) The Company's Common Stock began trading on the Nasdaq National Market on June 10, 1998 at a price of $11.00 per share.

        PROPOSAL 2--RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year. PricewaterhouseCoopers LLP is the Company's current independent accountants. Although stockholder ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

    THE BOARD OF DIRECTORS BELIEVES THAT THE SELECTION OF THE FIRM OF PRICEWATERHOUSECOOPERS LLP AS ITS INDEPENDENT ACCOUNTANTS IS IN THE BEST INTEREST OF AZTEC AND ITS STOCKHOLDERS, AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                 OTHER MATTERS

    Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                             ADDITIONAL INFORMATION

SOLICITATION COSTS

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will also reimburse them for out-of-pocket expenses incurred on behalf of the Company.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Proposals of stockholders submitted pursuant to Rule 14a-8 under the Exchange Act intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal office in Braintree, Massachusetts not later than December 28, 1999 for inclusion in the proxy statement for that meeting.

    In addition, the Company's Amended and Restated By-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other business which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary and received not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the 2000 Annual Meeting is given to stockholders, such nomination or notice of other business shall have been mailed or delivered to the Secretary of the Company not later than the close of business on the 10th day following the date on which the notice of meeting was mailed or such public disclosure was made, whichever occurs first. The Company has not yet determined the date of its 2000 Annual Meeting.

    Persons named as proxies in this Proxy Statement will have discretionary authority to vote on any matter proposed by a stockholder for consideration at the Annual Meeting. Persons named as proxies in the proxy statement for the 2000 Annual Meeting will have discretionary authority to vote on any matter proposed by a stockholder for consideration at the 2000 Annual Meeting that is not included in the Company's proxy statement relating to such meeting if the Company has not received notice of such proposal prior to March 12, 2000.

                                          By Order of the Board of Directors,

                                          /s/ Douglas R. Johnson
                                          --------------------------------------

                                          Douglas R. Johnson
                                          SECRETARY

April 23, 1999

    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO ATTEND, STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY CARD

                         AZTEC TECHNOLOGY PARTNERS, INC.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS



     The undersigned hereby appoints James E. Claypoole, Ross J. Weintraub, Alexander A. Bernhard, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Aztec Technology Partners, Inc. (the "Company") to be held on June 2, 1999 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.

                         (To be Signed on Reverse Side)


                                                                  SEE REVERSE
                                                                     SIDE

Please Detach and Mail in the Envelope Provided

A / X Please mark your
      votes as in this
      example



                                   WITHHOLD
                                  AUTHORITY
                                 TO VOTE FOR
                                     ALL
                           FOR    NOMINEES       NOMINEES
1. To elect the           / /       / /       Clifford Mitman, Jr.
nominees at right as                          Benjamin Tandowski
Class II Director until
the 2002 Annual
Meeting. (Except as
          marked below)




                                                                                                     FOR    AGAINST    ABSTAIN
[ ] FOR ALL NOMINEES
EXCEPT FOR THE FOLLOWING:
(TO WITHHOLD AUTHORITY                                               2. To ratify the selection      //       //          //
TO VOTE FOR ONE OR MORE                                                 of PricewaterhouseCoopers
NOMINEES, WRITE THE                                                     LLP as the Company's
NOMINEE'S NAME BELOW):                                                  independent accountant
                                                                        for the current fiscal year.

--------------------------


--------------------------
                                                                        This proxy, when properly executed, will be voted in the
                                                                        manner directed by the undersigned. If no direction is
                                                                        given with respect to any election to office or
                                                                        proposal specified above, this proxy will be voted for
                                                                        such election to office or proposal.

                                                                        Please mark this box if you will be attending the     //
                                                                        meeting and return the proxy card promptly using
                                                                        the enclosed envelope.

                                                                        Please mark this box if address change and note       //
                                                                        at left.


SIGNATURE(S)                                                            DATE                   , 1999
            -------------------------  ----------------------------          ------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, indicate full title as such.